Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Form 10-Q of Your Community Bankshares, Inc. (the “Company”) for the quarter ended March 31, 2016, I, James D. Rickard, Chief Executive Officer of Your Community Bankshares, Inc., hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)  Such Form 10-Q for the quarter ended March 31, 2016 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in such Form 10-Q for the quarter ended March 31, 2016 fairly presents, in all material respects, the financial condition and results of operation of the Company.

By:	/s/ James D. Rickard
James D. Rickard
President and
Chief Executive Officer

Date:  May 10, 2016

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

This certification shall not be deemed filed by the Company for purposes of §18 of the Securities Exchange Act of 1934, as amended.